UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 6, 2012

Commission file number:  001-15933

BLUE VALLEY BAN CORP.
(Exact name of registrant as specified in its charter)

Kansas	48-1070996
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11935 Riley Overland Park, Kansas	66225-6128
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 338-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (12 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (12 CFR 240.13e-4(c))

Item 8.01      Other Items.

On May 29, 2012, the Board of Directors of Blue Valley Ban Corp. (the “Company”) approved the filing of a Form 15 with the Securities and Exchange Commission to suspend the Company’s SEC reporting under Section 15(d) of the Securities Exchange Act of 1934.  A press release issued by the Company announcing the intent to file the Form 15 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d)           EXHIBITS

99.1 – Press Release dated June 6, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blue Valley Ban Corp.

Date: June 6, 2012	By:	/s/ Mark A. Fortino
Mark A. Fortino,
Chief Financial Officer